                                  EXHIBIT 10.9

                          SCHEDULE OF RECEIVABLES AS OF
                                DECEMBER 31, 1999

INETVERSITY, INC. (A SUBSIDIARY OF INETVISIONZ, INC.)
ACCOUNTS RECEIVABLE AGING WITH COLLECTIONS AND EXPOSURE - DECEMBER 31, 1998


CUSTOMER                                                                       BALANCE        COLLECTIONS        EXPOSURE
--------                                                                       -------        -----------        --------
Aero Electric Connector, Inc                                                 $     600         $     600        $    -
Allied Signal Aerospace                                                           -                2,400           (2,400)
American Honda Motor Co. Inc                                                     3,441             1,721            1,721
Autospeciality                                                                  (1,145)             -              (1,145)
Career Planning Center                                                          85,120            73,475           11,645
Career Transition Center                                                        16,491            16,491                0
Carson/Lomita/Torrance Prv. IND                                                 13,779              -              13,779
CCH, Inc - A                                                                     3,021               887            2,134
CCH, Inc. - B                                                                    1,636             3,272           (1,636)
Charo                                                                            5,450             5,450             -
City National                                                                   (1,720)             -              (1,720)
City of Anaheim                                                                 21,900            21,900             -
City of Compton - Dept. of Water                                                 5,500              -               5,500
City of Corona                                                                   3,600             3,600             -
City of L.A.-Dept of Bldg. & Safety                                              7,826             6,713            1,113
Community Career Develop                                                        16,350            16,350             -
Concord Communications, Inc.                                                    11,725            10,750              975
Corpinfo                                                                            96              -                  96
CTC                                                                              5,450             5,450             -
Emax Laboratories                                                                2,691             2,691             -
Ernst & Young LLP                                                                6,600             6,300              300
Fitz Albert Abraham                                                              3,000             1,500            1,500
Gibbs, Todd                                                                        (30)             -                 (30)
Infonet Service                                                                  2,879             2,879             -
IT Training Marketing Company                                                   (1,464)              940           (2,404)
Joe Newman                                                                      (1,720)             -              (1,720)
Julie Johnson                                                                   (3,160)             -              (3,160)
Kaiser Permanente                                                                 -                3,000           (3,000)
KPMG Peat Marwick                                                                3,200             3,200             -
LAC - Internal Services                                                          4,469             2,979            1,490
LAC - Public Works                                                                -                 -                -
LAC-DPSS                                                                        10,010             8,880            1,130
Lee, Tae                                                                        (1,214)             -              (1,214)
Logicon, Inc.                                                                    1,533              -               1,533
Los Angeles World Airports                                                       1,540              -               1,540
Marina Del Rey, One Stop                                                         5,450             5,450             -
Mohegan Tribe                                                                   (4,899)             -              (4,899)
Net Co                                                                           6,300             6,300             -
Nguyen, Hiep                                                                     1,533             1,533             -
Nissan Trading                                                                     136               136             -
NovaQuest                                                                        6,180             6,180             -
Orange County SDA Fiscal                                                        16,350            16,350             -
Other individuals                                                               11,086              -              11,086
Pace - One Stop                                                                  5,450              -               5,450
Panasonic                                                                        3,286             3,286             -
Phil Caudle                                                                        458              -                 458
Port of Long Beach                                                               1,762             1,762             -
Raytheon Learning Center                                                           360               360             -
Rich Wickline                                                                     (363)             -                (363)
RR Donnelley & Sons Company                                                      2,564             1,720              844
Salvation Army                                                                     (99)             -                 (99)
SARCOM/NovaQuest                                                                 5,040             5,040             -


Securities & Exchange Commission                                                   257              -                 257
South Bay Private PIC                                                          113,370           110,840            2,530
South Central One Stop Center                                                    2,750             2,750             -
System Exp                                                                      (2,290)             -              (2,290)
Torrance Memorial Med                                                              375               375             -
Toshiba America                                                                  1,440             1,440             -
Toyota Motor Sales                                                              41,090            39,560            1,529
Toyota Motors Fed Credit Union                                                     390              -                 390
Training Resource Central                                                          844             1,811             (967)
TRW Federal Credit Union                                                         4,000             4,000             -
TRW Space & Electronics                                                          2,550             2,550             -
UAW-LETC                                                                        27,250            27,250             -
Watts Labor                                                                      5,450             5,450             -
WEBCON/ ACI                                                                      2,750             1,162            1,588
West Area Opp. Center                                                            9,436             9,436               (0)
Wickline, Rich                                                                   6,200             6,200             -
Xerox                                                                           12,110            12,110             -
                                                                             --------------------------------------------

                                                                             $ 516,019         $ 474,479        $  41,539
                                                                             ============================================

Sum of negative balances                                                        18,104
                                                                             ---------

Pass on negative reclass as amounts are not material taken as a whole


FINANCIAL STATEMENT DISCLOSURE:

Accounts receivable                                                          $ 516,019
Allowance for doubtful accounts                                                (41,539)
                                                                             ---------

                                                                             $ 474,479
                                                                             =========

INETVERSITY, INC. (A SUBSIDIARY OF INETVISIONZ.COM, INC.)
ACCOUNTS RECEIVABLE SCHEDULE  AS OF 12/31/99

              CUSTOMER                   NET     RECLASS -VE BAL    GROSS A/R     COLLECTIONS   OPEN BALANCE     EXPOSURE
----------------------------------------------------------------------------------------------------------------------------
American Honda Motor Co. Inc               1,400              -            1,400        (1,400)            -            -
Auditors SJ                                  -                -              -             -               -            -
Beach Cities One Stop                      4,950              -            4,950        (4,950)            -            -
Boursiquot, Jean Claude                     (350)             350            -             -               -            -
Bradford,Christina                           240              -              240          (240)            -            -
Bull's Eye Computer Training                  (0)               0            -             -               -            -
Burton, Stewart                             (968)             968            -             -               -            -
Byrom, Jim                                  (350)             350            -             -               -            -
California State Lands Commission           (733)             733            -             -               -            -
Career Options                               731              -              731           -               731          731
Career Partners                            2,725              -            2,725        (2,725)            -            -
Career Planning Center                       -                -              -             -               -            -
CAREER TRANSITION CENTER                     (86)              86            -                             -            -
Carson/Lomita/Torrance Prv. IND           19,439              -           19,439        (4,025)         15,414       15,414
Cathay Bank                                  -                -              -             -               -            -
Chuan-Chang, Han                            (100)             100            -             -               -            -
Chubb                                      9,333              -            9,333        (9,333)            -            -
City of Anaheim                            5,500              -            5,500        (5,500)            -            -
City of Compton - Dept. of Water          18,700              -           18,700           -            18,700       18,700
City of L.A.-Dept of Bldg. & Safety        1,612              -            1,612        (1,113)            499          499
City of LA - Dept. of Water & Power          -                -              -             -               -            -
Co-Tell Training Consultants               3,105              -            3,105           -             3,105        3,105
Commonwealth Aluminum Corp.                 (871)             871            -             -               -            -
Community Career Develop.                  9,670              -            9,670        (8,295)          1,375        1,375
Community Centers, Inc                     5,450              -            5,450           -             5,450        5,450
Concord Communications, Inc.                 -                -              -             -               -            -
Corpinfo                                      96              -               96           -                96           96
Crawford & Company                         9,500              -            9,500           -             9,500          -
Davis, Richard                             1,495              -            1,495           -             1,495        1,495
Department of Rehabilitation               5,450              -            5,450        (5,500)            (50)         -
Dinh, Patrick                                -                -              -             -               -            -
Dove, Kathleen                             1,000              -            1,000        (1,000)            -            -
ELA One Stop Career Center                 3,290              -            3,290        (3,290)            -            -
Ernst & Young LLP                            700              -              700           -               700          700
ETP Funding                               29,327              -           29,327       (29,327)            -            -
Financial Network                            173              -              173           -               173          173
Flores, Hortencia                           (250)             250            -             -               -            -
Fox Television                               -                -              -             -               -            -
Galla, Mike                                  200              -              200          (200)            -            -
Garland, James "Brian"                       -                -              -             -               -            -
Gibbs, Todd                                  (30)              30            -             -               -            -
Gonzalez, Jose                               -                -              -             -               -            -
Goya, Cory                                 5,844              -            5,844        (5,844)            -            -
Honda R&D North America                    5,600              -            5,600        (3,600)          2,000          -
Infonet Service                           18,117              -           18,117       (18,117)            -            -
Ingersoll Dresser Pump Co.                  (165)             165            -             -               -            -
International Rectifier                    1,722              -            1,722        (1,722)            -            -
James, Lashon                                 (1)               1            -             -               -            -
Joint Efforts Inc.                        (6,000)           6,000            -             -               -            -
Kenney, Rob                               (6,554)           6,554            -             -               -            -


KPMG Peat Marwick                          1,600              -            1,600        (1,600)            -            -
LAC- Health Services Administration       10,262              -           10,262           -            10,262       10,262
LAC-DPSS                                  27,127              -           27,127           -            27,127       27,127
LAC - Dept of Health Services              5,500              -            5,500           -             5,500        5,500
LAC ISD                                    9,560              -            9,560        (9,560)            -            -
Lee, Junghoon                                541              -              541           -               541          541
Lee, Tae                                  (1,564)           1,564            -             -               -            -
Lexus Service & Parts                      4,000              -            4,000        (4,000)            -            -
Li, Bianca                                 8,086              -            8,086        (8,086)            -            -
Li, Chih-Ming                                -                -              -             -               -            -
Little Company of Mary                     3,079              -            3,079           -             3,079        3,079
Logicon, Inc.                              1,533              -            1,533        (1,500)             33          -
Los Angeles World Airports                  (665)             665            -             -               -            -
Marina Del Rey, One Stop                   9,265              -            9,265        (5,450)          3,815        3,815
MCS Rehabilitation                         5,088              -            5,088           -             5,088        5,088
Merisel, Inc                               1,408              -            1,408        (2,685)         (1,277)         -
Mobil Oil                                  1,202              -            1,202        (1,202)            -            -
Moser, Keith                                 -                -              -             -               -            -
Ngo, Loan Kim                               (250)             250            -             -               -            -
Norby, Chris                                 195              -              195           -               195          195
Orange County SDA Fiscal                   2,750              -            2,750        (2,750)            -            -
Orix Credit Alliance                      (1,252)           1,252            -             -               -            -
Pace - One Stop                            1,720              -            1,720           -             1,720        1,720
Parker-Hannifin                              800              -              800          (800)            -            -
Peerless Systems                           1,200              -            1,200        (1,200)            -            -
Petersen, Thomas                             529              -              529           -               529          529
Polygram Records                             632              -              632           -               632          632
Price WaterHouse Coopers                  (1,620)           1,620            -             -               -            -
Productivity Point International           1,397              -            1,397           -             1,397        1,397
Rajan, Ravi                                 (300)             300            -             -               -            -
Randeria, Shyamal                          1,525              -            1,525          (800)            725          -
Raytheon Learning Center                   1,506              -            1,506           -             1,506        1,506
Richard Marshall Co.                       3,548              -            3,548           -             3,548          -
Robinson, Douglas                            -                -              -             -               -            -
RR Donnelley & Sons Company                  844              -              844           -               844          844
RxAlternative                             27,000              -           27,000       (27,000)            -            -
Salvation Army                               (99)              99            -             -               -            -
SARCOM/NovaQuest                             687              -              687           -               687          687
Scarpulla, Richard                        (1,380)           1,380            -             -               -            -
ScheduleMaker                                -                -              -             -               -            -
SGL Carbon Composites Inc.                 3,400              -            3,400        (3,400)            -            -
Shiue, Newman                                588              -              588           -               588          588
Smith, Jeff                                  -                -              -             -               -            -
SMT Dynamics                                  99              -               99           -                99          -
South Bay Private PIC                     81,705              -           81,705       (76,300)          5,405          -
South Central One Stop Center             15,595              -           15,595       (10,920)          4,675          -
Techmer-PM                                   -                -              -             -               -            -
Tombo Aviation                             3,900              -            3,900        (3,900)            -            -
Torrance Memorial Med.                    (1,500)           1,500            -             -               -            -
Toyota Motor Sales                        14,941              -           14,941       (13,246)          1,695        1,695


Toyota Motors Fed Credit Union               390              -              390          (390)            -            -
Training Resource Central                    663              -              663           -               663          -
Trans Pacific Container                      (97)              97            -             -               -            -
Truong, Phong Nhu                             99              -               99           -                99          -
TRW Accounts Payable                      27,250              -           27,250       (27,250)            -            -
Washington Mutual Bank                    (1,885)           1,885            -             -               -            -
Web Service Co. Inc.                        (690)             690            -             -               -            -
WEBCON/ ACI                                  -                -              -             -               -            -
Western Office Interiors                      (8)               8            -             -               -            -
                                     --------------------------------------------------------------------------
TOTAL                                    418,811           27,769        446,580      (308,219)        138,361          -
                                     ==========================================================================
                                                                                                                        -
                                                                                 -------------------------------------------
Allowance for doubtful accounts                                         (112,942) < ======================== >      112,942
                                                                  ---------------                               ============

                                                                       $ 333,638
                                                                  ==============

INETVISIONZ, INC.
COMMON STOCK
31-DEC-99

                                                                                                     STOCK
DATE         DESCRIPTION                                                                            OPTIONS         SHARES
------------------------------------------------------------------------------------------------------------------------------------

   Mar-98    Original shares issued (Traced to Zebulon sale agreement)                                                    1,142,857
   Apr-98    Private Placement Offering No. 1                                                                             1,114,000

   May-98    Private Placement Offering No. 2                                                                             1,400,000
   May-98    Shares issued to Jack Madha as consultant, unrelated                                              50,000
   May-98    Shares issued to Noreen Khan as CEO/President/Director                                           200,000
   May-98    Shares issued to Noreen Khan as CEO/President/Director                                           800,000
   May-98    Shares issued to Tariq Khan as Consultant, Noreen Khan's Son                                     500,000
   May-98    Shares issued to Ramsey Hakim as consultant, unrelated                                           250,000
                                                                                                           -----------
                                                                                                                          1,800,000
   Sep-98    Private Placement Offering No. 3                                                                               180,000
   Sep-98    Private Placement Offering No. 4                                                                               400,000
   Sep-98    Zmudski as Consultant for Services, unrelated (Consideration determined using PPO 4)                           250,000
   Sep-98    Shares issued to acquire Novaquest training division (Corporation)                               200,000
   Sep-98    Shares issued to acquire Novaquest training division (Various unrelated individual)              320,000
                                                                                                           -----------
                                                                                                                            520,000
                                                                                                 ----------           --------------

                        BALANCE AT DECEMBER 31, 1998                                                     -                6,806,857
                                                                                                 ----------           --------------


   Mar-99    Private Placement Offering No. 5 - World Trade Group - Unrelated                                               500,000
   9/13/99   Conversion of debt ($113,000 at $0.20 per line of credit agreement)                                            565,000
  11/12/99   Conversion of debt ($43,000 at $0.20 per line of credit agreement)                                             215,000
  11/12/99   Winthrop Venture Management - Services rendered per agreement, unrelated                                        66,667
  11/12/99   Ramsey Hakim - Services rendered per agreement as consultant                                                   100,000
  11/12/99   Manhattan West/Tariq Khan - Services rendered per agreement                                                     66,667
  11/12/99   Larry Horwitz (300,000 options, at 12/31/99 60,000 vested per Confirm)                  60,000
  11/12/99   500,000 Options granted to Employees and key personnel at an exercise price of
              $1.00 for vesting period from 1/1/99 to 12/31/99  FMV=$0.88, Exercisable 1/1/2000          -
   12/5/99   Conversion of debt ($527,000 at $0.20 per line of credit agreement)                                          2,635,000
   12/5/99   Floyd Horwitz - Father of Corporate Counsel Larry Horwitz                                                      200,000
  12/30/99   Conversion of debt ($10,487 at $0.20 per line of credit agreement)                                              52,435
                                                                                                 ----------           --------------

                        ACTIVITY DURING FYE 12/31/99                                                60,000                4,400,769
                                                                                                 ----------           --------------

                        BALANCE AT DECEMBER 31, 1999                                                60,000               11,207,626
                                                                                                 ==========           ==============
                                                                                                  PRICE PER SHARE            EQUITY
DATE         DESCRIPTION                                                                              USED                   AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

   Mar-98     Original shares issued (Traced to Zebulon sale agreement)                                    $ 0.09
   Apr-98     Private Placement Offering No. 1                                                               0.09

   May-98     Private Placement Offering No. 2                                                               0.15
   May-98     Shares issued to Jack Madha as consultant, unrelated                                           0.15         7,500
   May-98     Shares issued to Noreen Khan as CEO/President/Director                                         0.15        30,000
   May-98     Shares issued to Noreen Khan as CEO/President/Director                                         0.35       280,000
   May-98     Shares issued to Tariq Khan as Consultant, Noreen Khan's Son                                   0.35       175,000
   May-98     Shares issued to Ramsey Hakim as consultant, unrelated                                         0.35        87,500
                                                                                                                  --------------

   Sep-98     Private Placement Offering No. 3                                                               1.00
   Sep-98     Private Placement Offering No. 4                                                               0.63
   Sep-98     Zmudski as Consultant for Services, unrelated (Consideration determined using PPO 4)           0.63
   Sep-98     Shares issued to acquire Novaquest training division (Corporation)                             0.96       192,308
   Sep-98     Shares issued to acquire Novaquest training division (Various unrelated individual)            0.96       307,692
                                                                                                                  --------------


                         BALANCE AT DECEMBER 31, 1998




   Mar-99     Private Placement Offering No. 5 - World Trade Group - Unrelated                               0.15
   9/13/99    Conversion of debt ($113,000 at $0.20 per line of credit agreement)                            0.20
  11/12/99    Conversion of debt ($43,000 at $0.20 per line of credit agreement)                             0.20
  11/12/99    Winthrop Venture Management - Services rendered per agreement, unrelated                       0.45
  11/12/99    Ramsey Hakim - Services rendered per agreement as consultant                                   0.45
  11/12/99    Manhattan West/Tariq Khan - Services rendered per agreement                                    0.45
  11/12/99    Larry Horwitz (300,000 options, at 12/31/99 60,000 vested per Confirm)                         1.00
  11/12/99    500,000 Options granted to Employees and key personnel at an exercise price of
               $1.00 for vesting period from 1/1/99 to 12/31/99  FMV=$0.88, Exercisable 1/1/2000             0.88
   12/5/99    Conversion of debt ($527,000 at $0.20 per line of credit agreement)                            0.20
   12/5/99    Floyd Horwitz - Father of Corporate Counsel Larry Horwitz                                      0.25
  12/30/99    Conversion of debt ($10,487 at $0.20 per line of credit agreement)                             0.20



                         ACTIVITY DURING FYE 12/31/99




                         BALANCE AT DECEMBER 31, 1999



                                                                                                                        MERGER
DATE         DESCRIPTION                                                                                              ACQUISITION
---------------------------------------------------------------------------------------------------------------    ----------------

   Mar-98     Original shares issued (Traced to Zebulon sale agreement)                               $ 108,240          $ 108,240
   Apr-98     Private Placement Offering No. 1                                                           94,690

   May-98     Private Placement Offering No. 2                                                          210,000
   May-98     Shares issued to Jack Madha as consultant, unrelated
   May-98     Shares issued to Noreen Khan as CEO/President/Director
   May-98     Shares issued to Noreen Khan as CEO/President/Director
   May-98     Shares issued to Tariq Khan as Consultant, Noreen Khan's Son
   May-98     Shares issued to Ramsey Hakim as consultant, unrelated


                                                                                                        580,000
   Sep-98     Private Placement Offering No. 3                                                          180,000
   Sep-98     Private Placement Offering No. 4                                                          250,000
   Sep-98     Zmudski as Consultant for Services, unrelated (Consideration determined using PPO 4)      157,000
   Sep-98     Shares issued to acquire Novaquest training division (Corporation)
   Sep-98     Shares issued to acquire Novaquest training division (Various unrelated individual)


                                                                                                        500,000
                                                                                                  --------------    ---------------

                         BALANCE AT DECEMBER 31, 1998                                               $ 2,079,930          $ 108,240
                                                                                                  --------------    ---------------


   Mar-99     Private Placement Offering No. 5 - World Trade Group - Unrelated                           75,000
   9/13/99    Conversion of debt ($113,000 at $0.20 per line of credit agreement)                       113,000
  11/12/99    Conversion of debt ($43,000 at $0.20 per line of credit agreement)                         43,000
  11/12/99    Winthrop Venture Management - Services rendered per agreement, unrelated                   30,000
  11/12/99    Ramsey Hakim - Services rendered per agreement as consultant                               45,000
  11/12/99    Manhattan West/Tariq Khan - Services rendered per agreement                                30,000
  11/12/99    Larry Horwitz (300,000 options, at 12/31/99 60,000 vested per Confirm)                     60,000
  11/12/99    500,000 Options granted to Employees and key personnel at an exercise price of
               $1.00 for vesting period from 1/1/99 to 12/31/99  FMV=$0.88, Exercisable 1/1/2000
   12/5/99    Conversion of debt ($527,000 at $0.20 per line of credit agreement)                       527,000
   12/5/99    Floyd Horwitz - Father of Corporate Counsel Larry Horwitz                                  50,000
  12/30/99    Conversion of debt ($10,487 at $0.20 per line of credit agreement)                         10,487
                                                                                                  --------------    ---------------

                         ACTIVITY DURING FYE 12/31/99                                                   983,487                  -
                                                                                                  --------------    ---------------

                         BALANCE AT DECEMBER 31, 1999                                               $ 3,063,417          $ 108,240
                                                                                                  ==============    ===============
                                                                                                      ASSET     C/S REC
DATE         DESCRIPTION                                                                             PURCHASE     CASH
-------------------------------------------------------------------------------------------------------------------------

   Mar-98     Original shares issued (Traced to Zebulon sale agreement)
   Apr-98     Private Placement Offering No. 1                                                                    94,690

   May-98     Private Placement Offering No. 2                                                                   210,000
   May-98     Shares issued to Jack Madha as consultant, unrelated
   May-98     Shares issued to Noreen Khan as CEO/President/Director
   May-98     Shares issued to Noreen Khan as CEO/President/Director
   May-98     Shares issued to Tariq Khan as Consultant, Noreen Khan's Son
   May-98     Shares issued to Ramsey Hakim as consultant, unrelated



   Sep-98     Private Placement Offering No. 3                                                                   180,000
   Sep-98     Private Placement Offering No. 4                                                                   250,000
   Sep-98     Zmudski as Consultant for Services, unrelated (Consideration determined using PPO 4)
   Sep-98     Shares issued to acquire Novaquest training division (Corporation)
   Sep-98     Shares issued to acquire Novaquest training division (Various unrelated individual)


                                                                                                      500,000
                                                                                                  -----------------------

                         BALANCE AT DECEMBER 31, 1998                                               $ 500,000  $ 734,690
                                                                                                  -----------------------


   Mar-99     Private Placement Offering No. 5 - World Trade Group - Unrelated                                    75,000
   9/13/99    Conversion of debt ($113,000 at $0.20 per line of credit agreement)
  11/12/99    Conversion of debt ($43,000 at $0.20 per line of credit agreement)
  11/12/99    Winthrop Venture Management - Services rendered per agreement, unrelated
  11/12/99    Ramsey Hakim - Services rendered per agreement as consultant
  11/12/99    Manhattan West/Tariq Khan - Services rendered per agreement
  11/12/99    Larry Horwitz (300,000 options, at 12/31/99 60,000 vested per Confirm)
  11/12/99    500,000 Options granted to Employees and key personnel at an exercise price of
               $1.00 for vesting period from 1/1/99 to 12/31/99  FMV=$0.88, Exercisable 1/1/2000
   12/5/99    Conversion of debt ($527,000 at $0.20 per line of credit agreement)
   12/5/99    Floyd Horwitz - Father of Corporate Counsel Larry Horwitz                                           50,000
  12/30/99    Conversion of debt ($10,487 at $0.20 per line of credit agreement)
                                                                                                  -----------------------

                         ACTIVITY DURING FYE 12/31/99                                                            125,000
                                                                                                  -----------------------

                         BALANCE AT DECEMBER 31, 1999                                               $ 500,000  $ 859,690
                                                                                                  =======================
                                                                                                     DEBT
DATE         DESCRIPTION                                                                           CONVERSION      EXPENSE
----------------------------------------------------------------------------------------------------------------------------

   Mar-98     Original shares issued (Traced to Zebulon sale agreement)
   Apr-98     Private Placement Offering No. 1

   May-98     Private Placement Offering No. 2
   May-98     Shares issued to Jack Madha as consultant, unrelated
   May-98     Shares issued to Noreen Khan as CEO/President/Director
   May-98     Shares issued to Noreen Khan as CEO/President/Director
   May-98     Shares issued to Tariq Khan as Consultant, Noreen Khan's Son
   May-98     Shares issued to Ramsey Hakim as consultant, unrelated


                                                                                                                     580,000
   Sep-98     Private Placement Offering No. 3
   Sep-98     Private Placement Offering No. 4
   Sep-98     Zmudski as Consultant for Services, unrelated (Consideration determined using PPO 4)                   157,000
   Sep-98     Shares issued to acquire Novaquest training division (Corporation)
   Sep-98     Shares issued to acquire Novaquest training division (Various unrelated individual)



                                                                                                  ---------------------------

                         BALANCE AT DECEMBER 31, 1998                                                      $ -     $ 737,000
                                                                                                  ---------------------------


   Mar-99     Private Placement Offering No. 5 - World Trade Group - Unrelated
   9/13/99    Conversion of debt ($113,000 at $0.20 per line of credit agreement)                      113,000
  11/12/99    Conversion of debt ($43,000 at $0.20 per line of credit agreement)                        43,000
  11/12/99    Winthrop Venture Management - Services rendered per agreement, unrelated                   5,000        25,000
  11/12/99    Ramsey Hakim - Services rendered per agreement as consultant                               7,000        38,000
  11/12/99    Manhattan West/Tariq Khan - Services rendered per agreement                                5,000        25,000
  11/12/99    Larry Horwitz (300,000 options, at 12/31/99 60,000 vested per Confirm)                                  60,000
  11/12/99    500,000 Options granted to Employees and key personnel at an exercise price of
               $1.00 for vesting period from 1/1/99 to 12/31/99  FMV=$0.88, Exercisable 1/1/2000
   12/5/99    Conversion of debt ($527,000 at $0.20 per line of credit agreement)                      527,000
   12/5/99    Floyd Horwitz - Father of Corporate Counsel Larry Horwitz
  12/30/99    Conversion of debt ($10,487 at $0.20 per line of credit agreement)                        10,487
                                                                                                  ---------------------------

                         ACTIVITY DURING FYE 12/31/99                                                  710,487       148,000
                                                                                                  ---------------------------

                         BALANCE AT DECEMBER 31, 1999                                                $ 710,487     $ 885,000
                                                                                                  ===========================

 FINANCIAL STATEMENT DISCLOSURE:
               Common stock                                                         $      11,207
               Additional Paid in capital                                               3,052,210
                                                                                   ---------------
                                                                                        3,063,417
                                                                                   ---------------

Note: Since the Company's stock price per share as quoted on the OTCBB was not the economic fair market of price per share, the Auditors used the price per share as determined in the Private Placement Offerings. Stocks trading on the OTCBB was for very thinly traded number of shares, which were unrestricted shares issued under Rule 144 and not indicative of fair value The Company would not have been able to raise capital using the OTCBB fair market value due to restriction features & other limitations. With respect to shares issued for services, the Company recorded transactions at the fair value of services received or fair value of consideration given, whichever is better determinbale, as required under GAAP.